                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 5, 1999 (January 4,
1999)


                           AREA BANCSHARES CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          KENTUCKY                          0-26032                         61-0902343
          --------                          -------                         ----------
(State or other jurisdiction              (Commission                     (IRS Employer
      of incorporation)                   File Number)                Identification Number)


230 FREDERICA STREET, OWENSBORO, KENTUCKY                                     42301
-----------------------------------------                                     -----
(Address of Principal Executive Offices)                                    (Zip Code)


Registrant's telephone number, including area code:  (502) 926-3232
                                                    ---------------


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

         On January 4, 1999, Area Bancshares Corporation ("Area") of Owensboro, Kentucky acquired 100% of the outstanding shares of common stock of Peoples Bancorp of Winchester, Inc. ("Peoples") in a merger transaction. In the transaction, accounted for as a pooling-of-interests, Peoples' shareholders received 17.333333 shares of Area common stock for each one share of Peoples common stock held. Peoples' business is conducted primarily through its bank subsidiary, Peoples Commercial Bank, which is located in Winchester, Kentucky. As a result of the merger, Area will issue 1,300,000 shares of common stock with no long-term debt being incurred. The physical assets of Peoples Commercial Bank will continue to be used by it for general banking purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Financial Statements are not required pursuant to Rule 3-05 of Regulation S-X.

         (B) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information is not required pursuant to Article 11 of Regulation S-X.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------
                  2.                Agreement and Plan of Merger, dated August
                                    24, 1998 between Area Bancshares Corporation
                                    and Peoples Bancorp of Winchester, Inc.(1)

-------------------

(1)      Incorporated by reference to Appendix A to the Proxy
         Statement/Prospectus included in the Registration Statement on Form S-4 filed with the Commission on October 16, 1998 (File No. 333-65803)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AREA BANCSHARES CORPORATION



                                  By:      /s/ Thomas R. Brumley
                                     -------------------------------------------
                                           Thomas R. Brumley
                                           President & Chief Executive Officer
                                           (Principal Executive Officer)


                                  By:      /s/ John A. Ray
                                     -------------------------------------------
                                           John A. Ray
                                           Executive Vice President &
                                           Chief Financial Officer
                                           (Principal Financial Officer)


                                  By:      /s/ Gary R. White
                                     -------------------------------------------
                                           Gary R. White
                                           Vice President, Controller
                                           (Principal Accounting Officer)



Date:  January 5, 1999

                                INDEX TO EXHIBITS




              Exhibit No.           Description                                                  Page
              -----------           -----------                                                  ----
                  2.                Agreement and Plan of Merger, dated August
                                    24, 1998 between Area Bancshares Corporation
                                    and Peoples Bancorp of Winchester, Inc.(1)
















-------------------

(1)      Incorporated by reference to Appendix A to the Proxy
         Statement/Prospectus included in the Registration Statement on Form S-4 filed with the Commission on October 16, 1998 (File No. 333-65803)